Exhibit 32(b)

Certification of CFO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended July 1, 2007 of Wendy’s International, Inc. (the “Issuer”).

I, Joseph J. Fitzsimmons, the Chief Financial Officer of Issuer certify that, to the best of my knowledge:

(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 9, 2007

/s/ Joseph J. Fitzsimmons
Name:	Joseph J. Fitzsimmons

A signed original of this written statement required by Section 906 has been provided to Wendy’s International, Inc. and will be retained by Wendy’s International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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